Bay View Securitization Corporation
Bay View 2002 LJ-1 Owner Trust
For Payment Date: April 25, 2003
For Collection Period: March 2003
For Determination Date: April 15, 2003

A. PRINCIPAL BALANCE RECONCILIATION	A-1	A-2	A-3	A-4	# LOANS	TOTAL	LOAN BALANCE

(A) Original Principal Balance	65,800,000.00	129,000,000.00	171,000,000.00	87,410,907.00	20,885	453,210,907.00	453,210,907.00

(I) Ending Balance	0.00	103,513,041.50	171,000,000.00	87,410,907.00	18,068	361,923,948.50	361,923,948.50

(C) Collections (Regular Payments)	0.00	6,245,713.96	0.00	0.00	N/A	6,245,713.96	6,245,713.96

(D) Withdrawal from Payahead (Principal)	0.00	299.90	0.00	0.00	N/A	299.90	299.90

(E) Collections (Principal Payoffs)	0.00	8,130,634.30	0.00	0.00	480	8,130,634.30	8,130,634.30

(F) Gross Charge Offs (Prior Mo. End Bal)	0.00	668,283.62	0.00	0.00	33	668,283.62	668,283.62

(G) Principal Reductions (Other)(Partial chg-off)	0.00	9,344.84	0.00	0.00	N/A	9,344.84	9,344.84

(H) Repurchases	0.00	0.00	0.00	0.00	0	0.00	0.00

(I) Ending Balance	0.00	88,458,764.88	171,000,000.00	87,410,907.00	17,555	346,869,671.88	346,869,671.88

(J) Certificate Factor	0.000000%	68.572686%	100.000000%	100.000000%	84.055542%	76.536038%	76.536038%

Notional Principal Balance: Class I
(L) Beginning							257,677,485.00

(M) Reduction							13,042,777.00

(N) Ending							244,634,708.00

Notional Principal Balance: Companion Component
(O) Beginning							104,246,463.50

(P) Reduction							2,011,499.62

(Q) Ending							102,234,963.88

B. CASH FLOW RECONCILIATION							TOTALS

(A) CASH WIRED-PRINCIPAL AND INTEREST COLLECTIONS							17,420,603.91

(B) INTEREST WIRED — COLLECTION ACCOUNT & PAYAHEAD ACCOUNT							18,459.07

(C) WITHDRAWAL FROM PAYAHEAD ACCOUNT							0.00

1) allocable to principal							299.90

2) allocable to interest							0.00

(D) ADVANCES							2,310.43

(E) REPURCHASES							0.00

(F) GROSS CHARGE OFF RECOVERIES							207,943.96

(G) SPREAD ACCOUNT WITHDRAWAL							0.00

(H) Policy Draw for “I” Interest							0.00

(I) Policy Draw for “A-1” Interest or Ultimate Principal							0.00

(J) Policy Draw for “A-2” Interest or Ultimate Principal							0.00

(K) Policy Draw for “A-3” Interest or Ultimate Principal							0.00

(L) Policy Draw for “A-4” Interest or Ultimate Principal							0.00

TOTAL COLLECTIONS							17,649,617.27

C. TRUSTEE DISTRIBUTION							TOTAL

(A) TOTAL CASH FLOW							17,649,617.27

(B) DEPOSIT TO PAYAHEAD							0.00

(C) Indenture Trustee Fee							0.00

(D) UNRECOVERED INTEREST ADVANCES							1,195.16

(E) SERVICING FEE (DUE AND UNPAID)							301,603.29

(F) Standby Servicing Fee (not to exceed $50,000)							6,032.07

(G) Owner Trustee Fee (not to exceed $25,000)							0.00

(H) INTEREST TO “A-1” CERTIFICATE HOLDERS, INCLUDING OVERDUE							0.00

(I) INTEREST TO “A-2” CERTIFICATE HOLDERS, INCLUDING OVERDUE							207,888.69

(J) INTEREST TO “A-3” CERTIFICATE HOLDERS, INCLUDING OVERDUE							416,100.00

(K) INTEREST TO “A-4” CERTIFICATE HOLDERS, INCLUDING OVERDUE							262,232.72

(L) Interest to “I” Certificate Holders, including Overdue							536,828.09

(M) PRINCIPAL TO “A-1” CERTIFICATE HOLDERS, INCLUDING OVERDUE							0.00

(N) PRINCIPAL TO “A-2” CERTIFICATE HOLDERS, INCLUDING OVERDUE							15,054,276.62

(O) PRINCIPAL TO “A-3” CERTIFICATE HOLDERS, INCLUDING OVERDUE							0.00

(P) PRINCIPAL TO “A-4” CERTIFICATE HOLDERS, INCLUDING OVERDUE							0.00

(Q) Policy Premium and Unreimbursed Draws							115,623.22

(R) Spread Account (up to the Requisite Amount)							747,837.40

(S) Additional Unpaid Standby Servicing Fee							0.00

(T) Additional Unpaid Indenture Trustee Fee							0.00

(U) Additional Unpaid Owner Trustee Fee							0.00

(V) Interests Advance Recovery Payments							0.00

(W) EXCESS YIELD							0.00

BALANCE							0.00

D. SPREAD ACCOUNT							SPREAD ACCOUNT

(A) BEGINNING BALANCE							15,141,942.25

(B) ADDITIONS TO SPREAD AMOUNT							747,837.40

(C) INTEREST EARNED							13,303.15

(D) DRAWS							0.00

(E) REIMBURSEMENT FOR PRIOR DRAWS							N/A

(F) DISTRIBUTION OF FUNDS TO SERVICER							N/A

(G) PRIOR MONTH DISTRIBUTION OF FUNDS TO “IC” CERTIFICATEHOLDER							0.00

(H) ENDING BALANCE							15,903,082.80

(I) REQUIRED BALANCE							17,343,483.59

(J) CURRENT MONTH DISTRIBUTION OF FUNDS TO “IC” CERTIFICATEHOLDER							0.00

E. CURRENT RECEIVABLES DELINQUENCY		NUMBER	BALANCE

# PAYMENT DELINQUENCY

(A) 31-60		43	786,919.86

(B) 61-90		9	187,634.24

(C) TOTAL		52	974,554.10

(D) 90+ days		8	165,188.81

F. REPOSSESSIONS
(A) COLLECTION PERIOD REPOSSESSIONS (CURRENT PERIOD END BAL)		31	670,270.34

(B) AGGREGATE REPOSSESSIONS		147	3,086,100.12

(C) UNLIQUIDATED REPOSSESSIONS		39	830,373.44

G. PAYAHEAD RECONCILIATION
(A) BEGINNING BALANCE			112,187.84

(B) DEPOSIT			0.00

(C) WITHDRAWAL			299.90

(D) ENDING BALANCE			111,887.94

PERFORMANCE TEST
H. DELINQUENCY RATIO (30+)
MONTH	DELINQUENT MONTH BALANCE	POOL BALANCE	DELINQUENCY %

(A) CURRENT	974,554.10	346,869,671.88	0.2810%

(B) 1ST PREVIOUS	733,859.24	361,923,948.50	0.2028%

(C) 2ND PREVIOUS	1,013,261.68	375,045,730.08	0.2702%

(D) THREE MONTH ROLLING AVERAGE	907,225.01	361,279,783.49	0.2511%

I. CUMULATIVE DEFAULT RATE	MONTH BALANCE	ORIGINAL POOL BALANCE	Default Rate %

(A) Defaulted Receivables (Current Period)	759,127.82

(B) Cumulative Defaulted Receivables (Prior Month)	2,907,024.86

(C) Cumulative Defaulted Receivables (Current Month)	3,666,152.69	453,210,907.00	0.81%

J. CUMULATIVE NET LOSS RATE	MONTH BALANCE	ORIGINAL POOL BALANCE	Net Loss Rate %

(A) Collection Period Charge-Off receivables	677,628.46

(B) 50% of Purchase Receivables with scheduled payment delinquent more than 30 days	—

(C) Aggregate Cram Down Losses during period	—

(D) Less: Recoveries (current month)	207,943.96

(E) Prior Period Adjustment	—

(F) Net Losses current period	469,684.50

(G) Prior Period cumulative net losses	1,593,794.78

(H) Cumulative Net Losses (current period)	2,063,479.28	453,210,907.00	0.46%

(I) Total Defaults	759,127.82

(K) 50% of defaulted Receivables ( not included in Collection Period Charge-Off Receivables)	379,563.91

(L) Cumulative net losses including 50% of defaults	2,443,043.19	453,210,907.00	0.54%

K. EXTENSION RATE	MONTH BALANCE	POOL BALANCE	Extension Rate %

(A) Principal Balance of Receivables extended during current period (not to exceed 1% of Original Pool Balance)	732,742.08	346,869,671.88	0.21%

L. LOCKBOX TEST		AMOUNT	NUMBER

(A) Total Payments to Lockbox (Current Month)		8,512,062.28	16,203

(B) Total Payments (Current Month)		17,628,547.87	18,789

(C) Lockbox Payment Percentage			86.24%

M. FINANCIAL COVENANTS
(A) Monthly BVAC capital (at least $50MM)			50,000

(B) Monthly BVAC cash and working capital borrowing capacity (at least $5MM)			* n/a

(C) Monthly BVAC net worth (at least $20MM)			58,737

* Bay View Acceptance Corporation is currently an operating division of Bay View Bank, a commercial bank

/s/ Angelica Velisano	APPROVED BY:	/s/Lisa Staab

Prepared by: Angelica Velisano Senior Accounting Analyst Bay View Securitization Corp		Lisa Staab AVP, Assistant Controller Bay View Acceptance Corp